                                                                    EXHIBIT 99.1

                   HANOVER CAPITAL MORTGAGE HOLDINGS ANNOUNCES
             2004 FIRST QUARTER RESULTS AND $0.30 PER SHARE DIVIDEND

      EDISON, NEW JERSEY, MAY 25, 2004 - Hanover Capital Mortgage Holdings, Inc. (AMEX: HCM) reported net earnings for the quarter ended March 31, 2004 of approximately $2,545,000, or $0.31 per share, based on 8,287,045 diluted weighted-average common shares outstanding, compared to approximately $2,548,000, or $0.56 per share, based on 4,572,257 diluted weighted-average common shares outstanding, for the first quarter 2003. The Board of Directors declared a first quarter dividend of $0.30 per share on May 17, 2004 to be paid on June 14, 2004 to stockholders of record as of June 1, 2004. On May 24, 2004, the Company filed its Form 10-Q for the three months ended March 31, 2004 with the U.S. Securities and Exchange Commission.

HCM will host its quarterly investor conference call on Tuesday, May 25, 2004 at 11:00 AM EDT. The call will be broadcast on the Internet at www.vcall.com. To listen to the call, please go to the Web site at least fifteen minutes prior to the start of the call to register, download, and install any necessary audio software. For those not available to listen to the live broadcast, a replay will be available shortly after the call at the vcall Web site.

Hanover Capital Mortgage Holdings, Inc. is a mortgage REIT with offices throughout the country staffed by seasoned mortgage capital markets professionals. HCM invests in mortgage-backed securities and, to a lesser extent, mortgage loans and engages in non-interest income-generating activities through its subsidiaries, HanoverTrade, Inc. and Hanover Capital Partners Ltd. HanoverTrade provides loan sale advisory and traditional loan brokerage services, technology solutions and valuation services. HanoverTrade also brokers loan pools, mortgage servicing rights and other similar assets through an Internet-based exchange. Hanover Capital Partners provides consulting and advisory services for third parties, including loan sale advisory services, loan file due diligence reviews, staffing solutions and mortgage assignment and collateral rectification services. For further information, visit HCM's Web site at www.hanovercapitalholdings.com.

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including but not limited to statements regarding our ability to pay future dividends, successfully invest capital, achieve greater returns on investments, manage credit and other portfolio risks, provide continued growth for our stockholders, and our future financial results. Such forward-looking statements involve known and unknown risks, uncertainties or other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by such forward-looking statements. Those risks and uncertainties can include: regulatory and tax limitations on the types of investments in which we can participate, our ability to find suitable investments, fluctuation of interest rates, our ability to manage credit risk, accelerated prepayment of principal, our ability to borrow at favorable rates and terms, adverse general economic trends, the ability of HanoverTrade and Hanover Capital Partners to secure additional contracts and generate revenues, and our ability to retain key employees, among others. For more complete information concerning factors which could affect our results, please refer to our registration statements, reports and other documents filed with the Securities and Exchange Commission. Investors are cautioned that current results are not necessarily indicative of future results, and actual results may differ from projected amounts.

                                - charts follow -
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                                      -2-

            HANOVER CAPITAL MORTGAGE HOLDINGS, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                 (in thousands, except share and per share data)

                                                                     March 31,      December 31,
                                                                        2004            2003
                                                                        ----            ----
                                                                    (unaudited)
ASSETS
Cash and cash equivalents                                            $  27,478       $  32,588
Accounts receivable                                                      2,666           2,733
Accrued interest receivable                                              1,070           1,026
Mortgage loans:
    Held for sale                                                          374             434
    Collateral for CMOs                                                 53,724          58,551
Mortgage securities pledged as collateral for reverse
       repurchase agreements:
    Available for sale                                                  22,795          29,807
    Trading                                                             50,163          37,882
Mortgage securities, not pledged:
    Available for sale                                                  20,031          13,875
Equity investment in HDMF-I LLC                                          2,645           2,085
Other assets                                                             8,547          10,010
                                                                     ---------       ---------
TOTAL ASSETS                                                         $ 189,493       $ 188,991
                                                                     =========       =========

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
Reverse repurchase agreements                                        $  63,188       $  55,400
CMO borrowing                                                           47,461          52,164
Dividends payable                                                           --           2,458
Accounts payable, accrued expenses and other liabilities                 3,831           4,150
                                                                     ---------       ---------
     TOTAL LIABILITIES                                                 114,480         114,172
                                                                     ---------       ---------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY:
Preferred stock: $0.01 par value, 10 million shares authorized,
    -0- shares issued and outstanding
Common stock: $0.01 par value, 90 million shares authorized,
    8,228,322 and 8,192,903 shares issued and outstanding at
    March 31, 2004 and December 31, 2003, respectively                      82              82
Additional paid-in capital                                             101,772         101,279
Notes receivable from related parties                                   (1,167)         (1,167)
Retained earnings (deficit)                                            (26,345)        (25,598)
Accumulated other comprehensive income                                     671             223
                                                                     ---------       ---------
     TOTAL STOCKHOLDERS' EQUITY                                         75,013          74,819
                                                                     ---------       ---------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                           $ 189,493       $ 188,991
                                                                     =========       =========
BOOK VALUE PER SHARE                                                 $    9.12       $    9.13
                                                                     =========       =========

                                    - more -
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            HANOVER CAPITAL MORTGAGE HOLDINGS, INC. AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                      (in thousands, except per share data)
                                   (unaudited)

                                                               Three Months Ended
                                                                   March 31,
                                                            ----------------------
                                                              2004           2003
                                                            -------        -------
REVENUES:
     Interest income                                        $ 3,102        $ 2,395
     Interest expense                                           820          1,285
                                                            -------        -------
        Net interest income                                   2,282          1,110
     Loan loss provision                                         10             16
                                                            -------        -------
        Net interest income after loan loss provision         2,272          1,094
     Gain on sale of mortgage assets                          3,458          3,028
     Loss on mark to market of mortgage assets                  (57)            --
     Due diligence fees                                       1,380          1,319
     Assignment fees                                            585            573
     Technology                                                 388            885
     Loan brokering and advisory services                       491            396
     Other income (loss)                                       (975)            46
                                                            -------        -------
        Total revenues                                        7,542          7,341
                                                            -------        -------

EXPENSES:
     Personnel                                                2,304          2,177
     Subcontractor                                            1,050            942
     Legal and professional                                     587            396
     General and administrative                                 447            392
     Depreciation and amortization                              216            388
     Other                                                      145            106
     Travel and entertainment                                   141            150
     Occupancy                                                  117            122
     Technology                                                  97             54
                                                            -------        -------
        Total expenses                                        5,104          4,727
                                                            -------        -------
        Operating income                                      2,438          2,614

Equity in income (loss) of HDMF-I LLC                            24            (43)
                                                            -------        -------

Income before income tax provision (benefit)                  2,462          2,571
Income tax provision (benefit)                                  (83)            23
                                                            -------        -------
NET INCOME                                                  $ 2,545        $ 2,548
                                                            =======        =======
BASIC EARNINGS PER SHARE                                    $  0.31        $  0.57
                                                            =======        =======
DILUTED EARNINGS PER SHARE                                  $  0.31        $  0.56
                                                            =======        =======